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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                  --------------------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2000
                                                 (October 6, 2000)

                  --------------------------------------------

                           COMMUNITY BANCSHARES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                   000-16461                63-0868361
(State or Other Jurisdiction     (Commission File          (I.R.S. Employer
      of Incorporation)               Number)           Identification Number)

                  MAIN STREET                             35031
             BLOUNTSVILLE, ALABAMA                     (Zip Code)
   (Address of Principal Executive Offices)

                                 (205) 429-1000
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Attached as Exhibit 16 is a letter dated October 4, 2000 from KPMG LLP addressed to the Securities and Exchange Commission concerning the disclosures made by the Registrant in a current report on Form 8-K filed with the Securities and Exchange Commission on September 28, 2000. The Registrant received this letter on October 6, 2000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibits are filed herewith:

Exhibit Number      Description
--------------      -----------

     16 Letter dated October 4, 2000 from KPMG LLP to the Securities and Exchange Commission


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCSHARES, INC.


By:      /s/ Bishop K. Walker, Jr.
         ----------------------------------------------------------
         Bishop K. Walker, Jr.
         Senior Executive Vice President and General Counsel

Date: October 10, 2000


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                                  EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------

     16 Letter dated October 4, 2000 from KPMG LLP to the Securities and Exchange Commission